                                                                  EXHIBIT 99.01

                                   INTUIT INC.
          CONDENSEND CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION
                                   (UNAUDITED)


                                                             THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                  APRIL 30,                  APRIL 30,
                                                          -----------------------     ----------------------
                                                            1997           1998          1997         1998
                                                          ---------     ---------     ---------    ---------
                                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenue ..........................................    $ 136,326     $ 141,996     $ 504,810    $ 475,467
Costs and expenses:
   Cost of goods sold:
      Product ........................................       28,917        29,331       114,583       97,206
      Amortization of purchased software and other ...          526           588           680        1,941
   Customer service and technical support ............       27,040        26,389        95,111       91,821
   Selling and marketing .............................       40,196        55,067       130,832      134,006
   Research and development ..........................       22,393        25,381        67,784       78,159
   General and administrative ........................        8,737         9,180        31,361       27,387
   Charge for purchased research and development .....        6,080            --        11,009           --
   Other acquisition costs, including amortization of
      goodwill and purchased intangibles .............        4,284         3,369        20,778       12,230
                                                          ---------     ---------     ---------    ---------
Total costs and expenses .............................      138,173       149,305       472,138      442,750
                                                          ---------     ---------     ---------    ---------
Income (loss) from operations ........................       (1,847)       (7,309)       32,672       32,717
Interest and other income and expense, net ...........        2,806         3,104         6,612        7,375
Gain on disposal of business .........................           --            --            --        4,321
                                                          ---------     ---------     ---------    ---------
Income (loss) from continuing operations before
   income taxes ......................................          959        (4,205)       39,284       44,413
Income tax provision (benefit) .......................          471        (1,999)       22,400       17,534
                                                          ---------     ---------     ---------    ---------
Net income (loss) from continuing operations after
   tax ...............................................          488        (2,206)       16,884       26,879
Gain on sale of discontinued operations, net of tax ..           --            --        71,240           --
                                                          ---------     ---------     ---------    ---------
Net income (loss) ....................................    $     488     $  (2,206)    $  88,124    $  26,879
                                                          =========     =========     =========    =========
Basic net income (loss) per share from continuing
   operations ........................................         0.01         (0.05)         0.36         0.56
Basic net income per share from sale of discontinued
   operations ........................................           --            --          1.54           --
                                                          ---------     ---------     ---------    ---------
Basic net income (loss) per share ....................    $    0.01     $   (0.05)    $    1.90    $    0.56
                                                          =========     =========     =========    =========
Shares used in per share amounts .....................       46,526        48,209        46,322       47,618
                                                          =========     =========     =========    =========
Diluted net income (loss) per share from continuing
   operations ........................................         0.01         (0.05)         0.36         0.54
Diluted net income per share from sale of discontinued
   operations ........................................           --            --          1.50           --
Diluted net income (loss) per share ..................    $    0.01     $   (0.05)    $    1.86    $    0.54
                                                          =========     =========     =========    =========
Shares used in per share amounts
                                                             47,252        48,209        47,407       49,560
                                                          =========     =========     =========    =========

                                  INTUIT INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In Thousands)
                                  (Unaudited)




                                                                     April 30,
                                                                       1998
                                                                     ---------

ASSETS:

Current assets:
  Cash, cash equivalents and short-term investments                $  247,258
  Marketable securities                                               479,227
  Accounts receivable, net                                            118,676
  Due from affiliate                                                   50,000
  Inventories                                                           2,015
  Prepaid expenses                                                     23,310
                                                                    ---------
    Total current assets                                              920,486

  Property and equipment, net                                          69,575
  Intangible assets                                                    11,737
  Goodwill, net                                                        16,166
  Other assets                                                         13,397
  Investments                                                          11,000
  Restricted investments                                               31,053
                                                                    ---------
   Total assets                                                    $1,073,414
                                                                    =========

LIABILITIES AND STOCKHOLDERS EQUITY:

Current liabilities:
  Accounts payable                                                 $   48,218
  Accrued compensation and related liabilities                         22,761
  Deferred revenue                                                     28,820
  Income taxes payable                                                  6,213
  Deferred income taxes                                               126,219
  Other accrued liabilities                                           165,059
                                                                    ---------
    Total current liabilities                                         397,290

  Long-term obligations                                                39,173
  Long-term deferred income taxes                                         117
  Stockholders' equity                                                636,834
                                                                    ---------

    Total liabilities and stockholders' equity                     $1,073,414
                                                                    =========